SUPPLEMENT

Dated April 5, 2001 to
Prospectus Dated September 11, 2000

SMITH BARNEYR NASDAQ-100 INDEX SHARES
SMITH BARNEYR S&P 500 INDEX SHARES
SMITH BARNEYR SMALL CAP INDEX SHARES
SMITH BARNEYR U.S. 1000 INDEX SHARES
SMITH BARNEYR U.S. 5000 INDEX SHARES
SMITH BARNEYR GLOBAL TITANS INDEX SHARES
SMITH BARNEYR INTERNATIONAL INDEX SHARES
SMITH BARNEYR U.S. BOND INDEX SHARES

	Effective on April 4, 2001, SSB Citi Fund Management LLC ("SSB Citi") changed its name to Smith Barney Fund Management LLC ("SBFM"). SSB Citi is the investment manager for Smith Barney Nasdaq-100 Index Shares, Smith Barney Small Cap Index Shares, Smith Barney U.S. 1000 Index Shares, Smith Barney Global Titans Index Shares, and Smith Barney U.S. Bond Index Shares, and the administrator for Smith Barney S&P 500 Index Shares, Smith Barney U.S. 5000 Index Shares and Smith Barney International Index Shares. This name change will not affect SBFM's management or operation.






FD  2285